[PIONEER LOGO]


Pioneer
World Equity
Fund

SEMIANNUAL REPORT 9/30/97

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              18

Notes to Financial Statements                     24

Report of Independent Public Accountants          29

Trustees, Officers and Service Providers          30

Programs and Services for Pioneer Shareowners     32

Retirement Plans from Pioneer                     34

The Pioneer Family of Mutual Funds                36

Pioneer World Equity Fund

LETTER FROM THE CHAIRMAN 9/30/97

Dear Shareowner,
----------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer World Equity Fund, covering the six months from March 31 through September 30, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

As we prepare this report in the final week of October, the world's stock markets have demonstrated unprecedented volatility. Asian markets plunged suddenly, after languishing for several months as they digested currency and economic changes. In the United States, we've seen the Dow Jones Industrial Average take a break from its exhilarating upward climb to experience - in the space of two days - both the biggest one-day point drop and the biggest one-day point gain. European markets also bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

What does all of this mean for investors? Perhaps the most important lesson is the value of discipline. We've just had a powerful demonstration of how difficult, if not impossible, it is to "time the market" to buy only when prices are lowest and sell only when prices are highest. We believe it is important to buy a stock for the right reasons and at prices that make sense given a realistic outlook for the company's prospects. We also believe in holding a stock until its price rises to what we think is its full value, or we have reason to believe it won't meet our expectations. While market swings such as those we're experiencing now are unnerving, they shouldn't deter investors from pursuing long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about your Fund and our efforts to build a solid foundation for long-term success. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer World Equity Fund.
Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer World Equity Fund

PORTFOLIO SUMMARY 9/30/97

P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[Pie Chart]

Short-Term Cash Equivalents                        5.3%

International Preferred Stocks                     3.2%

U.S. Common Stocks                                18.9%

Depositary Receipts for International Stocks       5.2%

International Common Stocks                       67.4%



G e o g r a p h i c a l   D i s t r i b u t i o n
----------------------------------------------------------------------------
(As a percentage of equity holdings)


[Bar Chart]

United States       20.0%
Japan               12.3%
Great Britain        5.7%
Germany              5.1%
Italy                4.8%
Netherlands          4.3%
Brazil               4.3%
France               4.2%
Switzerland          4.0%
Hong Kong            3.8%
Canada               3.4%
Australia            3.0%
Spain                2.9%
Finland              2.7%
Sweden               2.4%
Mexico               2.3%
Argentina            2.2%
South Korea          2.2%
Austria              1.7%
Indonesia            1.4%
Belgium              1.3%
Malaysia             1.3%
Norway               1.3%
Singapore            1.0%
Denmark              0.8%
India                0.7%
Thailand             0.5%
Chile                0.4%

1 0   L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Telecomunicacoes              1.26%      6. NV Koninklijke KNP BT       1.13%
   Brasileiras SA (Preferred)
   (Sponsored A.D.R.)
2. State Street Corp.            1.19       7. Petroleo Brasileiro SA      1.13
                                               (Preferred)
3. Shohkoh Fund & Co., Ltd.      1.16       8. Banca Fideuram SpA          1.12
4. Hong Kong and China Gas       1.15       9. Raisio Group Plc            1.11
   Co., Ltd.
5. Rohm Co., Ltd.                1.15      10. Sony Corp.                  1.11

Fund holdings will vary for other periods.

2
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Pioneer World Equity Fund
PERFORMANCE UPDATE 9/30/97                              CLASS A SHARES

S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                  9/30/97        3/31/97
                           $18.82         $16.67

Distributions per Share    Income         Short-Term         Long-Term
(3/31/97 -9/30/97)         Dividends      Capital Gains      Capital Gains
                                 -                -                 -

I n v e s t m e n t    R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.


Cumulative Total Returns
(As of September 30, 1997)

               Net Asset   Public Offering
Period           Value          Price*
Life-of-Fund    25.67%         18.41%
(10/31/96)


Growth of $10,000

            Pioneer World
             Equity Fund*          MSCI World Index
     10/96       9425                   10000
                10101                   10558
                10174                   10387
                10413                   10511
                10627                   10629
                10488                   10417
                10482                   10755
                11401                   11417
                11784                   11984
                12174                   12534
                11224                   11693
     09/97      11841                   12327

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer World Equity Fund
PERFORMANCE UPDATE 9/30/97                              CLASS B SHARES

S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   9/30/97        3/31/97
                            $18.64         $16.59

Distributions per Share     Income         Short-Term         Long-Term
(3/31/97 -9/30/97)          Dividends      Capital Gains      Capital Gains
                                 -                -                 -

 I n v e s t m e n t    R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.

Cumulative Total Returns
(As of September 30, 1997)

                     If         If
Period             Held     Redeemed*
Life-of-Fund      24.27%    20.27%
(10/31/96)

1 Year             10.45     6.44

  Growth of $10,000

            Pioneer World
             Equity Fund*          MSCI World Index

       10/96     10000                    10000
                 10680                    10558
                 10747                    10387
                 10987                    10511
                 11207                    10629
                 11060                    10417
                 11040                    10755
                 12000                    11417
                 12393                    11984
                 12793                    12534
                 11787                    11693
       09/97     12027                    12327

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer World Equity Fund
 PERFORMANCE UPDATE 9/30/97                              CLASS C SHARES

 S h a r e    P r i c e s    a n d    D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   9/30/97        3/31/97
                            $18.67         $16.62

Distributions per Share     Income         Short-Term         Long-Term
(3/31/97 -9/30/97)          Dividends      Capital Gains      Capital Gains
                                 -                -                 -

 I n v e s t m e n t    R e t u r n s
----------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer World Equity Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Index.


Cumulative Total Returns
(As of September 30, 1997)

                    If        If
Period             Held    Redeemed*
Life-of-Fund      24.47%    23.47%
(10/31/96)

Growth of $10,000

            Pioneer World
             Equity Fund*          MSCI World Index

      10/96     10000                  10000
                10733                  10558
                10773                  10387
                11020                  10511
                11233                  10629
                11080                  10417
                11060                  10755
                12020                  11417
                12413                  11984
                12813                  12534
                11807                  11693
      09/97     12347                  12327

  * Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

The MSCI World Index is an unmanaged, capitalization-weighted measure of stocks traded in 22 markets. It includes the United States and all countries in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer World Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/97

Dear Shareowner,
----------------------------------------------------------------------------

Mounting concerns over Southeast Asia created a tough environment for stocks in the Pacific Rim, but we are pleased to report that Pioneer World Equity Fund delivered a total return of nearly 13% for the six months ended September 30, 1997. Investments in Latin America, Europe and the United States boosted performance; however, the Morgan Stanley Capital International (MSCI) World Index, which has a 47% weighting in U.S. stocks, returned 18%. Your Fund, by design, limits U.S. holdings to allow participation in a greater diversity of markets around the globe.


Developed Markets of U.S. and Europe Continued to Surge
Bolstered by solid growth, low unemployment and low inflation, America's economic expansion is noteworthy not only for its vigor but for its staying power. The Standard & Poor's 500 Index and the technology-laden Nasdaq Composite Index posted gains of 26% and 38%, respectively, for the six months ended September 30. While the near-term outlook for the U.S. economy and corporate America is generally favorable, we remain committed to the Fund's global diversity and expect to keep U.S. holdings in the range of 20%-25% of equity holdings - less than the amount allocated in the MSCI World Index, but enough to participate significantly in the U.S. market.

A number of factors helped move European stock prices higher. An improving outlook for the Continent is reflecting favorably on the euro, Europe's common currency. Local currencies also improved, and the yields in various bond markets have drawn closer together. Bond prices rose in Italy and Spain, lowering yields. In addition, a strong dollar and the lowest interest rates in three decades are increasing exports and, in turn, capital investment.

The Fund's financial holdings directly benefited from this favorable environment and Europe's trend toward greater investment and pension asset management. Italy was one of the best performing European markets for the six months - up 30%. Banca Fideuram and Mediolanum were up 80% and 85%, respectively. Spain, home to Banco de Santander - another financial institution benefiting from the tremendous growth of assets, was another top performing market.


6
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Pioneer World Equity Fund


Emerging Markets Rocked by Uncertainty in Southeast Asia
Southeast Asia's financial markets struggled for much of the period, haunted by speculation of a devaluation in Thailand's currency - which ultimately took place on July 2. A run on the Thai baht deteriorated into a meltdown of the region's currency and equity markets. By the close of the semiannual period, however, reforms imposed by the International Monetary Fund bailout package were having their desired effect - helping place Thailand on more sound footing and seeming to calm investors' fears throughout the "tiger" countries of Asia.

While the crisis was not entirely unforeseen, it can be said that its suddenness and severity were more widespread than most analysts had predicted. Thankfully, we'd anticipated slower growth in the Pacific Rim - particularly in Thailand - and had limited holdings there throughout 1997. Nevertheless, the downturn did take its toll. Combined, investments in Indonesia, Malaysia and Thailand totaled 5% at the start of the fiscal year; by September 30, they had decreased to 3.2% of equity holdings.

Japanese stocks, which made up 12% of equity holdings on September 30, also proved disappointing. Prime Minister Hashimoto's austerity program - aimed at shrinking a sizable budget deficit - is stifling economic growth. While reform efforts are well-received by foreign investors, they are meeting considerable resistance in Japan. In anticipation of choppy waters in the short term - and the potential opportunities they create to "buy low" - we've begun to select well-managed companies that are restructuring and are likely to benefit from deregulation. Daiwa Securities and Nomura Securities exemplify this strategy. These potential investment powerhouses are repositioning for a more global financial marketplace with lower barriers separating banks and brokers, reduced stock trading commissions and a larger, more visible role for foreign money managers.

Latin America Posted Strong Gains

While the regionwide meltdown of Southeast Asia's financial markets did spark some initial signs of a "domino effect" throughout other emerging markets, these concerns appeared to be overblown. Latin American markets, which were particularly skittish in August, weathered the storm well. Economic reform, corporate restructuring, relatively low inflation and high growth continued to drive performance in this region.


                                                                               7
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Pioneer World Equity Fund

PORTFOLIO MANAGEMENT DISCUSSION 9/30/97                           (continued)

Benefiting from its trade flows with the United States, Mexico was up 45% for the six months. In Brazil, President Cardoso's inflation-fighting measures have been successful, but the country's currency - the real - has climbed. There is talk of a devaluation, but at this time we believe a devaluation is unlikely. Investors are pleased with the pace of reform, especially the privatization of several utilities. Petroleo Brasileiro, a large holding, was up 60% on news that it will begin exploration activities. Further along in its economic reform, Argentina is recovering nicely from a recession - with the broad market up 25% over the six months.


Heeding the Lessons of a Global Market
Today the nations of Southeast Asia are at a crossroads. We view recent events in Southeast Asia with an opportunistic eye, aware that these developing markets are in the midst of decisive change. As Business Week said, "Slower growth and vulnerability to global market forces are the contours of a new reality for Southeast Asia. . . If Southeast Asia looks to Mexico for inspiration, it could yet turn the crisis into an opportunity."

We'll monitor the situation closely, searching for signs that the tiger countries are willing to open their economies further - by improving disclosure, ceasing intervention in currency and equity markets, and lowering interest rates. However this situation plays itself out, rest assured that we remain committed to the Fund's global diversification and will continue to strategically adjust the portfolio to capture what we believe are the best growth possibilities available at any given time.

Respectfully,


/s/ Patrick M. Smith



Patrick M. Smith,
Portfolio Manager

Pioneer World Equity Fund

SCHEDULE OF INVESTMENTS 9/30/97


Shares                                                                     Value
              INVESTMENT IN SECURITIES - 94.7%
              PREFERRED STOCKS - 4.4%
  300,000     Banco Itau SA                                          $   193,875
  350,000     Centrais Electricas Brasileiras SA                         197,435
    2,100     Henkel KGaA                                                118,400
1,620,000     Petroleo Brasileiro SA                                     461,372
    4,000     Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)         515,000
1,250,000     Telecomunicacoes de Sao Paulo SA                           382,228
   30,504     Telecomunicacoes de Sao Paulo SA (Receipts)*                 9,328
                                                                     -----------
              Total Preferred Stocks
              (Cost $1,495,166)                                      $ 1,877,638
                                                                     -----------
              COMMON STOCKS - 90.3%
              Basic Industries - 4.2%
              Chemicals - 0.5%
    5,600     BASF AG                                                $   202,247
                                                                     -----------
              Containers - 2.1%
   17,000     NV Koninklijke KNP BT                                  $   463,893
    2,000     Schmalbach Lubeca AG                                       435,312
                                                                     -----------
                                                                     $   899,205
                                                                     -----------
              Forest Products - 0.6%
   10,000     UPM-Kymmene Corp.                                      $   278,300
                                                                     -----------
              Iron & Steel - 1.0%
    2,800     Boehler-Uddeholm AG                                    $   235,294
    2,580     Pohang Iron & Steel Co.                                    204,948
                                                                     -----------
                                                                     $   440,242
                                                                     -----------
              Total Basic Industries                                 $ 1,819,994
                                                                     -----------
              Capital Goods - 14.1%
              Aerospace - 0.6%
   46,000     Mitsubishi Heavy Industries, Ltd.                      $   251,977
                                                                     -----------
              Construction & Engineering - 7.0%
   13,000     AGCO Corp.                                             $   411,938
      200     ABB AG (Bearer Shares)                                     294,554
   26,000     Cemex, SA (Class B)                                        155,766
   18,000     Charter Plc                                                239,382
   70,000     Cheung Kong Infrastructure Holdings                        208,969
   11,000     Hollandsche Beton Groep NV                                 226,644

The accompanying notes are an integral part of these financial statements.    9

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Pioneer World Equity Fund

SCHEDULE OF INVESTMENTS 9/30/97(continued)


Shares                                                                     Value
                Construction & Engineering - (continued)
 10,000         Larsen & Toubro (G.D.R.)                             $   130,000
 70,000         Leighton Holdings Ltd.                                   370,960
 13,000         National House Industrial Co.                            134,665
 15,000         Sho-Bond Corp.                                           308,279
  6,000         Siam Cement Public Co., Ltd.                              99,749
  6,500         Stork NV                                                 288,105
    800         VA Technologies AG                                       171,509
                                                                     -----------
                                                                     $ 3,040,520
                                                                     -----------
                Producer Goods - 1.7%
 42,000         ALFA, SA de CV                                       $   394,594
  2,000         Hoya Corp.                                                67,457
    600         IWKA AG                                                  149,274
  2,000         Sidel, SA                                                131,139
                                                                     -----------
                                                                     $   742,464
                                                                     -----------
                Telecommunications - 4.8%
  2,900         Alcatel Alsthom SA                                   $   385,679
 11,000         Ascend Communications, Inc.*                             356,125
 13,500         BCE, Inc.                                                403,852
 26,000         Glenayre Technologies, Inc.*                             435,500
  4,500         Lucent Technologies, Inc.                                366,188
  2,500         Telefonaktiebolaget LM Ericsson (Series B)               120,140
                                                                     -----------
                                                                     $ 2,067,484
                                                                     -----------
                Total Capital Goods                                  $ 6,102,445
                                                                     -----------
                Consumer Durables - 1.5%
                Motor Vehicles - 1.5%
 40,800         CIADEA SA                                            $    99,980
 19,000         Edaran Otomobile Nasional Bhd.                            76,135
 20,000         First Tractor Co., Ltd. (H Shares)*                       16,412
 27,000         Suzuki Motor Co., Ltd.                                   259,551
  2,250         Sylea                                                    214,280
                                                                     -----------
                Total Consumer Durables                              $   666,358
                                                                     -----------
                Consumer Non-Durables - 14.3%
                Agriculture & Food - 2.5%
120,000         IOI Corp. Bhd.                                       $   121,323
  8,000         Louis Dreyfus Citrus*                                    255,400
  4,000         Raisio Group Plc                                         455,641

10    The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund



Shares                                                                     Value
                  Agriculture & Food - (continued)
1,250,000         Tingyi Holding Co.                                $   248,772
                                                                    ------------
                                                                    $ 1,081,136
                                                                    ------------
                  Home Products - 1.9%
   4,500          Autobacs Seven Co., Ltd.                          $   210,698
   5,500          Deluxe Corp.                                          184,594
  10,000          Safilo SpA                                            271,703
  25,000          Tomkins Plc                                           140,244
                                                                    ------------
                                                                    $   807,239
                                                                    ------------
                  Retail Food - 4.0%
   8,000          Centro Comerciales Pryca SA                       $   149,528
   4,300          Delhaize-Le Lion, SA                                  212,229
  39,000          Food Lion, Inc. (Class A)                             325,406
  13,000          Food Lion, Inc. (Class B)                             104,000
   6,500          G.I.B. Holdings Ltd.                                  335,070
  15,000          Metro-Richelieu, Inc.                                 175,801
   6,000          Wm. Wrigley Jr. Co.                                   451,875
                                                                    ------------
                                                                    $ 1,753,909
                                                                    ------------
                  Retail Non-Food - 4.9%
  10,248          Cifra SA de CV (Series A)                         $    22,949
 160,000          Cifra SA de CV (Series C)                             350,476
  10,000          Deodeo Corp.                                           82,871
   7,500          Home Depot, Inc.                                      390,937
   7,000          Kesko                                                  97,273
  22,000          Marks & Spencer Plc                                   224,842
   3,600          Metro AG                                              165,475
 200,000          PT Matahari Putra Prima                                68,389
  12,000          Toys "R" Us, Inc.*                                    426,000
  12,900          Woolworth Corp.*                                      285,413
                                                                    ------------
                                                                    $ 2,114,625
                                                                    ------------
                  Soft Drinks - 0.4%
   6,500          Embotelladora Andina SA (A.D.R.)                  $   167,375
                                                                    ------------
                  Textile & Clothes - 0.6%
   8,000          Fila Holding SpA (Sponsored A.D.R.)               $   247,500
                                                                    ------------
                  Total Consumer Non-Durables                       $ 6,171,784
                                                                    ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer World Equity Fund

Shares                                                                     Value
                Energy - 5.2%
                Oil & Gas Extraction - 3.7%
 13,200         Canadian Natural Resources Ltd.*                       $ 389,148
 34,000         Chesapeake Energy Corp.                                  386,750
  2,400         Elf Aquitaine SA                                         320,397
  3,500         Norsk Hydro AS                                           208,568
  2,000         OMV AG                                                   298,339
                                                                     -----------
                                                                     $ 1,603,202
                                                                     -----------
                Oil Refineries & Drilling - 0.9%
 11,000         YPF SA (Class D) (Sponsored A.D.R.)                  $   405,625
                                                                     -----------
                Oil Services - 0.6%
  3,000         Bouygues Offshore SA                                 $   147,152
  4,500         Bouygues Offshore SA (Sponsored A.D.R.)                  112,500
                                                                     -----------
                                                                     $   259,652
                                                                     -----------
                Total Energy                                         $ 2,268,479
                                                                     -----------
                Financial - 18.9%
                Commercial Banks - 7.0%
 46,000         Banco Popolare di Milano                            $    269,154
  9,000         Banco de Santander SA                                    294,835
  9,210         Banco Frances Del Rio Plata SA (A.D.R.)                  301,052
  4,700         DePfa-Bank                                               282,019
 40,000         First Bangkok City Bank Public Co., Ltd.                  21,757
    130         Julius Baer Holding AG                                   199,773
  6,795         Kookmin Bank                                              83,070
  5,000         Mellon Bank Corp.                                        273,750
 21,600         Overseas-Chinese Banking Corp., Ltd.                     149,696
  6,950         Shinhan Bank                                              58,334
  8,000         State Street Corp.                                       487,500
 18,000         Sumitomo Trust & Banking                                 179,001
  2,500         Svenska Handelsbanken                                     86,685
  7,000         Toronto-Dominion Bank                                    237,764
  1,700         Unidanmark A/S                                           109,899
                                                                     -----------
                                                                     $ 3,034,289
                                                                     -----------
                Misc. Finance - 3.4%
110,000         Banca Fideuram SpA                                   $   458,825
510,014         Bank International Indonesia                             147,268
  5,700         HSBC Holdings Plc                                        190,786

12    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund


Shares                                                                     Value
                Misc. Finance - (continued)
  1,700         Shohkoh Fund & Co., Ltd.                              $  474,766
  1,100         SLM Holdings Corp.                                       169,950
                                                                      ----------
                                                                      $1,441,595
                                                                      ----------
                Insurance - 6.5%
  9,000         Ambac Financial Group, Inc.                           $  366,187
  5,500         Corporacion Mapfre                                       308,769
  6,300         ING Groep NV                                             289,371
 55,600         Malaysian Assurance Alliance Bhd.                        149,958
 23,000         Mediolanum SpA                                           373,085
190,000         National Mutual Holdings Ltd.                            321,378
  8,000         Pohjola Insurance Group (Series B)                       284,350
 11,000         QBE Insurance Group Ltd.                                  69,402
 50,000         Reinsurance Australia Corp.                              136,479
  1,300         Union Des Assurances Federal                             138,269
    850         Zurich Versicherungsgesellschaft (Registered)            369,946
                                                                      ----------
                                                                      $2,807,194
                                                                      ----------
                Investments - 1.3%
 40,000         Daiwa Securities Co., Ltd.                            $  245,297
 25,000         Nomura Securities Co., Ltd.                              325,267
                                                                      ----------
                                                                      $  570,564
                                                                      ----------
                Real Estate - 0.3%
 60,000         Wing Tai Holdings Ltd.                                $  123,962
                                                                      ----------
                Real Estate Investment Trust - 0.4%
 30,000         New World Development Co., Ltd.                       $  181,442
                                                                      ----------
                Total Financial                                       $8,159,046
                                                                      ----------
                Miscellaneous - 0.8%
100,000         Pt Bimantara Citra                                    $  101,824
 24,000         Hutchinson Whampoa Ltd.                                  236,495
                                                                      ----------
                Total Miscellaneous                                   $  338,319
                                                                      ----------
                Services - 13.6%
                Hotel\Restaurant - 1.2%
  7,500         McDonald's Corp.                                      $  357,188
 39,000         Overseas Union Enterprise Ltd.                           155,541
                                                                      ----------
                                                                      $  512,729
                                                                      ----------
               Pharmaceuticals - 6.3%
  6,000        Amersham International Plc                             $  202,145
  5,333        Astra AB                                                   98,435

The accompanying notes are an integral part of these financial statements.   13

Pioneer World Equity Fund

Shares                                                                     Value
                    Pharmaceuticals - (continued)
 35,000             Biora AB*                                       $   327,625
  5,000             Biora AB (A.D.R.)*                                   93,750
 17,000             Daiichi Pharmaceutical Co.                          250,767
 54,000             F.H. Faulding & Co., Ltd.                           323,411
  7,000             Gehe AG                                             378,025
  4,300             Merck & Co., Inc.                                   429,731
     75             Novartis AG                                         114,996
  1,000             Novo Nordisk A/S (Class B)                          111,757
     16             Roche Holdings AG                                   141,914
 10,000             Yamanouchi Pharmaceutical Co., Ltd.                 246,954
                                                                    ------------
                                                                    $ 2,719,510
                                                                    ------------
                    Publishing - 2.1%
 28,000             Elsevier NV                                     $   406,654
 19,000             Schibsted ASA                                       331,514
 67,000             Star Publications (Malaysia)                        154,889
                                                                    ------------
                                                                    $   893,057
                                                                    ------------
                    Misc. Services - 4.0%
 25,000             Compass Group Plc                               $   274,846
 27,000             Electrocomponents Plc                               200,211
  2,000             Hagemeyer NV                                        102,015
 21,000             Hays Plc                                            237,641
  3,000             ISS International Service System AS (Class B)*       95,855
     70             Kuoni Reisen Holding AG (Series B) (Registered)     278,672
 78,000             Rentokil Initial Plc                                321,884
    700             SGS Holdings SA                                     233,430
                                                                    ------------
                                                                    $ 1,744,554
                                                                    ------------
                    Total Services                                  $ 5,869,850
                                                                    ------------
                    Technology - 9.4%
                    Computer Services - 2.6%
  8,000             Automatic Data Processing, Inc.                 $   400,000
 11,000             First Data Corp.                                    413,188
 14,000             SunGard Data Systems Inc.*                          339,500
                                                                    ------------
                                                                    $ 1,152,688
                                                                    ------------
                    Electronics - 6.8%
  5,000             Cisco Systems, Inc.*                            $   365,313
  9,000             Esselte AB (Series B)                               264,605
 24,000             Hitachi, Ltd.                                       208,834
  5,000             Kyocera                                             326,924

14    The accompanying notes are an integral part of these financial statements.

 Pioneer World Equity Fund



Shares                                                                Value
                Electronics - (continued)
 10,000         LSI Logic Corp.*                                    $   321,250
  7,000         Mabuchi Motor Co., Ltd.                                 397,365
  4,000         Rohm Co., Ltd.                                          470,705
  2,400         Samsung Display Devices Co.                             121,618
  4,800         Sony Corp.                                              453,468
                                                                    ------------
                                                                    $ 2,930,082
                                                                    ------------
                Total Technology                                    $ 4,082,770
                                                                    ------------
                Transportation - 1.2%
                Air Transport - 0.7%
 29,000         BAA Plc                                             $   280,956
                                                                    ------------
                Railroad & Bus - 0.5%
 20,000         Stagecoach Holdings Plc                             $   220,844
                                                                    ------------
                Total Transportation                                $   501,800
                                                                    ------------
                Utilities - 7.1%
                Electric Utility - 1.0%
  8,000         Iberdrola SA                                        $    98,345
    750         Viag AG                                                 335,739
                                                                    ------------
                                                                    $   434,084
                                                                    ------------
                Gas Utility - 1.3%
  1,700         Consolidated Natural Gas Co.                        $    98,919
229,000         Hong Kong and China Gas Co., Ltd.                       472,027
                                                                    ------------
                                                                    $   570,946
                                                                    ------------
                Telecommunications - 4.8%
 15,000         Advanced Information Service, Plc                   $   100,418
  2,150         Bell Canada International Inc.*+                         40,581
     25         DDI Corp.                                               125,549
 15,000         Manitoba Telecom Services Inc.                          168,747
 70,000         PT Indosat (Foreign)                                    177,128
 65,000         PT Telekomunikasi Indonesia (Series B)                   71,618
    670         SK Telecom Co., Ltd.                                    418,768
 32,000         Technology Resources Industries Bhd.                     38,863
  3,400         Telecom Argentina Stet-France Telecom SA
                (Sponsored A.D.R.)                                      103,487
 40,000         Telecom Italia SpA                                      266,489
 18,000         Telecom Italia SpA Di Risp                               70,023
 10,000         Telefonica de Espana SA                                 314,196

The accompanying notes are an integral part of these financial statements.   15

Pioneer World Equity Fund
SCHEDULE OF INVESTMENTS 9/30/97(continued)


Shares                                                                     Value
                 Telecommunications - (continued)
 10,000          Videsh Sanchar Nigam Ltd. (G.D.R.)*                 $   168,750
                                                                     -----------
                                                                     $ 2,064,617
                                                                     -----------
                 Total Utilities                                     $ 3,069,647
                                                                     -----------
                 Total Common Stocks
                 (Cost $35,831,895)                                  $39,050,492
                                                                     -----------
                 WARRANT - 0%
  8,892          Bank International Indonesia, 1/17/00*              $       754
                                                                     -----------
                 Total Warrant
                 (Cost $2,552)                                       $       754
                                                                     -----------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $37,329,613)(a)                               $40,928,884
                                                                     -----------
Principal
Amount
                 TEMPORARY CASH INVESTMENT - 5.3%
                 Repurchase Agreement - 5.3%
$2,300,000       Chase Manhattan Bank, 10/1/97, 5.95%, repurchase
                 price of $2,300,000 plus accrued interest on
                 10/1/97, collateralized by $2,232,000 U.S. Treasury
                 Note, 8.875%,  2/15/99                              $ 2,300,000
                                                                     -----------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $2,300,000)                                   $ 2,300,000
                                                                     -----------
                 TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                 CASH INVESTMENT - 100%
                 (Cost $39,629,613)(b)                               $43,228,884
                                                                     -----------

* Non-income producing security.
+ When-issued security.
(a) Distribution of investments by country of issue, as a percentage of total investment in securities, is as follows:

    United States     20.0%
    Japan             12.3
    Great Britain      5.7
    Germany            5.1
    Italy              4.8
    Netherlands        4.3
    Brazil             4.3
    France             4.2
    Switzerland        4.0
    Hong Kong          3.8
    Canada             3.4
    Australia          3.0
    Spain              2.9
    Finland            2.7
    Sweden             2.4
    Mexico             2.3
    Argentina          2.2

16   The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund



    South Korea                               2.2%
    Austria                                   1.7
    Indonesia                                 1.4
    Belgium                                   1.3
    Malaysia                                  1.3
    Norway                                    1.3
    Singapore                                 1.0
    Other (individually less than 1%)         2.4
                                           ------
                                            100.0%
                                           ------

  (b) At September 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $39,640,002 was as follows:


      Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost     $  5,908,050
      Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value       (2,319,168)
                                                                ------------
    Net unrealized gain                                        $  3,588,882
                                                                ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 1997 aggregated $19,176,331 and $3,779,056, respectively.


The accompanying notes are an integral part of these financial statements.   17

 Pioneer World Equity Fund
 BALANCE SHEET 9/30/97


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $2,300,000) (cost $39,629,613)                 $43,228,884
  Cash                                                               134,058
  Receivables -
   Investment securities sold                                        235,695
   Fund shares sold                                                  269,758
   Dividends, interest and foreign taxes withheld                     76,855
  Other                                                                4,631
                                                                 -----------
     Total assets                                                $43,949,881
                                                                 -----------
LIABILITIES:
  Payables -
   Investment securities purchased                               $   624,610
   Due to broker                                                     235,694
   Fund shares repurchased                                            55,532
   Forward foreign currency settlement contracts - net                 6,562
  Due to affiliates                                                   46,064
  Accrued expenses                                                    46,067
                                                                 -----------
     Total liabilities                                           $ 1,014,529
                                                                 -----------
NET ASSETS:
  Paid-in capital                                                $38,978,871
  Accumulated undistributed net investment income                     54,717
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                303,033
  Net unrealized gain on investments                               3,599,271
  Net unrealized loss on forward foreign currency contracts
    and other assets and liabilities denominated in foreign
    currencies                                                          (540)
                                                                 -----------
     Total net assets                                            $42,935,352
                                                                 -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $31,301,367/1,663,074 shares)                $     18.82
                                                                 -----------
  Class B (based on $10,534,330/565,063 shares)                  $     18.64
                                                                 -----------
  Class C (based on $1,099,655/58,897 shares)                    $     18.67
                                                                 -----------
MAXIMUM OFFERING PRICE:
  Class A                                                        $     19.97
                                                                 -----------

18    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

STATEMENT OF OPERATIONS

For the Six Months Ended 9/30/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,402)            $  350,106
  Interest (net of foreign taxes withheld of $1)                      49,551
                                                                  ----------
     Total investment income                                                       $  399,657
                                                                                   ----------
EXPENSES:
  Management fees                                                 $  170,909
  Transfer agent fees
   Class A                                                            37,547
   Class B                                                            14,883
   Class C                                                             1,575
  Distribution fees
   Class A                                                            14,807
   Class B                                                            41,648
   Class C                                                             3,616
  Accounting                                                          41,586
  Custodian fees                                                      37,610
  Registration fees                                                   34,881
  Professional fees                                                   35,765
  Printing                                                             9,289
  Fees and expenses of nonaffiliated trustees                          9,351
  Miscellaneous                                                       22,829
                                                                  ----------
     Total expenses                                                                $  476,296
     Less management fees waived by Pioneering
       Management Corporation                                                        (124,712)
     Less fees paid indirectly                                                         (9,242)
                                                                                   ----------
     Net expenses                                                                  $  342,342
                                                                                   ----------
      Net investment income                                                        $   57,315
                                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments                                                    $  190,511
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 3,503       $  194,014
                                                                  ----------       ----------
  Change in net unrealized gain from:
   Investments                                                    $3,300,277
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                  (588)      $3,299,689
                                                                  ----------       ----------
   Net gain on investments and foreign currency transactions                       $3,493,703
                                                                                   ----------
   Net increase in net assets resulting from operations                            $3,551,018
                                                                                   ----------

The accompanying notes are an integral part of these financial statements.   19

 Pioneer World Equity Fund
 STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended 9/30/97 and the Period Ended 3/31/97


                                                     Six Months      10/31/96 to
                                                    Ended 9/30/97      3/31/97
FROM OPERATIONS:
Net investment income (loss)                        $     57,315   $    (6,243)
Net realized gain on investments and foreign
  currency transactions                                  194,014       114,446
Change in net unrealized gain on investments
  and foreign currency transactions                    3,299,689       299,042
                                                    ------------   ------------
  Net increase in net assets resulting from
    operations                                      $  3,551,018   $   407,245
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 and $0.00 per share, respectively) $          -   $    (1,226)
Net realized gain:
  Class A ($0.00 and $0.03 per share, respectively)            -        (7,460)
                                                    ------------   ------------
   Total distributions to shareholders              $          -   $    (8,686)
                                                    ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                    $ 22,844,666   $25,408,485
Reinvestment of distributions                                  -         8,577
Cost of shares repurchased                            (6,854,162)   (2,721,791)
                                                    ------------   ------------
  Net increase in net assets resulting from
    fund share transactions                         $ 15,990,504   $22,695,271
                                                    ------------   ------------
  Net increase in net assets                        $ 19,541,522   $23,093,830
NET ASSETS:
Beginning of period                                   23,393,830       300,000
                                                    ------------   ------------
End of period (including accumulated undistributed
  net investment income (loss) of $54,717 and
  $(2,598), respectively)                           $ 42,935,352   $23,393,830
                                                    ------------   ------------

CLASS A               9/97 Shares    9/97 Amount    3/97 Shares    3/97 Amount
Shares sold              865,795     $ 15,815,611     1,164,983    $ 19,052,048
Reinvestment of
   distributions               -                -           542           8,577
Less shares
   repurchased          (265,904)      (4,897,366)     (109,009)     (1,752,377)
                       ---------     ------------     ---------    ------------
  Net increase           599,891     $ 10,918,245     1,056,516    $ 17,308,248
                       ---------     ------------     ---------    ------------
CLASS B
Shares sold              352,091     $  6,357,569       373,327    $  6,095,061
Less shares
   repurchased          (106,926)      (1,948,012)      (60,096)       (961,072)
                       ---------     ------------     ---------    ------------
  Net increase           245,165     $  4,409,557       313,231    $  5,133,989
                       ---------     ------------     ---------    ------------
CLASS C
Shares sold               37,435     $    671,486        15,778    $    261,376
Less shares
   repurchased              (472)          (8,784)         (511)         (8,342)
                       ---------     ------------     ---------    ------------
  Net increase            36,963     $    662,702        15,267    $    253,034
                       ---------     ------------     ---------    ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

FINANCIAL HIGHLIGHTS 9/30/97

                                                Six Months        10/31/96 to
                                               Ended 9/30/97        3/31/97
CLASS A
Net asset value, beginning of period             $ 16.67         $15.00
                                                 -------         --------
Increase from investment operations:
 Net investment income                           $  0.04         $ 0.01
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                     2.11           1.69
                                                 -------         --------
  Net increase from investment operations        $  2.15         $ 1.70
Distributions to shareholders:
 Net realized gain                                     -          (0.03)
                                                 -------         --------
Net increase in net asset value                  $  2.15         $ 1.67
                                                 -------         --------
Net asset value, end of period                   $ 18.82         $16.67
                                                 -------         --------
Total return*                                      12.90%         11.32%
Ratio of net expenses to average net assets         1.80%**+       1.80%**+
Ratio of net investment income to average net
  assets                                            0.53%**+       0.08%**+
Portfolio turnover rate                               23%**          18%**
Average commission rate paid(1)                  $0.0150        $0.0128
Net assets, end of period (in thousands)         $31,301        $17,723
Ratio assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                      2.53%**        3.70**
  Net investment loss                              (0.20)%**      (1.82)%**
Ratio assuming waiver of management fees and
  assumption of expenses by PMC and
  reduction for fees paid indirectly:
  Net expenses                                      1.75%**        1.75**
  Net investment income                             0.58%**        0.13**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.   21

Pioneer World Equity Fund

FINANCIAL HIGHLIGHTS 9/30/97


                                                Six Months      10/31/96 to
                                             Ended 9/30/97(a)     3/31/97
CLASS B
Net asset value, beginning of period             $ 16.59         $15.00
                                                 --------        -------
Increase (decrease) from investment
  operations:
 Net investment loss                             $(0.03)         $(0.03)
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                     2.08           1.62
                                                 --------        -------
Net increase in net asset value                  $  2.05         $ 1.59
                                                 --------        -------
Net asset value, end of period                   $ 18.64         $16.59
                                                 --------        -------
Total return*                                      12.36%         10.60%
Ratio of net expenses to average net assets         2.74%**+       2.85%**+
Ratio of net investment loss to average net
  assets                                           (0.42)%**+     (0.99)%**+
Portfolio turnover rate                               23%**          18%**
Average commission rate paid(1)                  $0.0150        $0.0128
Net assets, end of period (in thousands)         $10,534        $ 5,306
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                      3.46%**        4.51%**
  Net investment loss                              (1.14)%**      (2.65)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PMC and
  reduction for fees paid indirectly:
  Net expenses                                      2.66%**        2.77%**
  Net investment loss                              (0.34)%**      (0.91)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


22    The accompanying notes are an integral part of these financial statements.

Pioneer World Equity Fund

FINANCIAL HIGHLIGHTS 9/30/97


                                                    Six Months      10/31/96 to
                                                 Ended 9/30/97(a)     3/31/97
CLASS C
Net asset value, beginning of period                 $16.62          $15.00
                                                     -------         -------
Increase (decrease) from investment operations:
 Net investment loss                                 $(0.04)         $(0.07)
 Net realized and unrealized gain on
   investments and foreign currency
   transactions                                        2.09            1.69
                                                     -------         -------
Net increase in net asset value                      $ 2.05          $ 1.62
                                                     -------         -------
Net asset value, end of period                       $18.67          $16.62
                                                     -------         -------
Total return*                                         12.33%          10.80%
Ratio of net expenses to average net assets            2.81%**+        3.74%**+
Ratio of net investment loss to average net
  assets                                              (0.56)%**+      (1.77)%**+
Portfolio turnover rate                                  23%**           18%**
Average commission rate paid(1)                     $0.0150         $0.0128
Net assets, end of period (in thousands)            $ 1,100         $   365
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                         3.54%**         4.91%**
  Net investment loss                                 (1.29)%**       (2.94)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
  Net expenses                                         2.70%**         3.69%**
  Net investment loss                                 (0.45)%**       (1.72)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
    Total return would be reduced if sales charges were taken into account.

**  Annualized.

 +  Ratio assuming no reduction for fees paid indirectly.

(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.   23

Pioneer World Equity Fund

NOTES TO FINANCIAL STATEMENTS 9/30/97

1. Organization and Significant Accounting Policies

Pioneer World Equity Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on July 26, 1996 and commenced operations on October 31, 1996. Prior to October 31, 1996, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign secu-

Pioneer World Equity Fund


   rities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a

Pioneer World Equity Fund
   closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of September 30, 1997, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $459,565 and $466,127, respectively, resulting in a net payable of $6,562 at September 30, 1997.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by PFD, the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $13,046 in underwriting commissions on the sale of fund shares during the six months ended September 30, 1997.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

Pioneer World Equity Fund


   each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1997, $9,085 was payable to PMC related to management fees and certain other services.

Pioneer World Equity Fund

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $9,576 in transfer agent fees payable to PSC at September 30, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $27,403 in distribution fees payable to PFD at September 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended September 30, 1997, CDSCs in the amount of $9,031 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended September 30, 1997, the Fund's expenses were reduced by $9,242 under such arrangements.

Pioneer World Equity Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer World Equity Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer World Equity Fund as of September 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer World Equity Fund as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
October 31, 1997

Pioneer World Equity Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                 Pesident
Margaret B.W. Graham                  David D. Tripple, Executive Vice Pesident
John W. Kendrick                      Patrick M. Smith, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

                           This page for your notes.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




                                      Most retirement plan withdrawals must meet

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions--up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




specific conditions to avoid penalties.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds Global/International

Pioneer Emerging Markets Fund Invests for long-term growth of capital primarily from stocks of companies located in countries with emerging economies.

Pioneer Europe Fund Invests for long-term growth of capital primarily from stocks of both Eastern and Western European companies.

Pioneer Gold Shares Invests for long-term capital appreciation from stocks of companies engaged in the mining, processing, refining or sale of gold or other precious metals.

Pioneer India Fund Invests for long-term growth of capital primarily from stocks of Indian companies.

Pioneer International Growth Fund Invests for long-term growth of capital from a broadly diversified portfolio primarily of stocks of companies in both established and emerging markets.

Pioneer World Equity Fund Invests for long-term growth of capital from a diversified portfolio of large- and mid-sized companies located throughout the world.

Growth Funds United States

Pioneer Capital Growth Fund Invests for long-term capital appreciation from a diversified portfolio of securities, primarily common stocks, that exhibit undervalued, undiscovered or turnaround characteristics.

Pioneer Growth Shares Invests for long-term capital appreciation primarily from common stocks of companies believed to have better-than-average earnings growth potential and well-established market positions.

Pioneer Micro-Cap Fund Invests for long-term capital appreciation from stocks of companies with market capitalizations of $300 million or less at the time of purchase.

Pioneer Mid-Cap Fund Invests for long-term capital growth primarily from stocks of companies with market capitalizations between $100 million and $5 billion at the time of purchase.

Pioneer Small Company Fund Invests for long-term capital appreciation primarily from stocks of small companies capitalized at $1 billion or less at time of purchase.

Growth and Income Funds

Pioneer Balanced Fund Invests for a balance of capital growth and income; growth from common stocks and securities with common stock characteristics; income dividends primarily from dividend-paying bonds and stocks.

Pioneer Equity-Income Fund Invests for current income and long-term growth of capital primarily from income-producing stocks and convertible securities of U.S. corporations.

Pioneer Fund Invests for reasonable income and long-term growth of capital primarily from common stocks, preferred stocks and securities convertible into common stocks.

Pioneer Real Estate Shares Invests for long-term growth of capital primarily from stocks of real estate investment trusts (REITs) and other real estate industry companies. Income is a secondary objective.

Pioneer II Invests for reasonable income and growth of capital primarily from stocks of U.S. companies; up to 25% of assets may be invested in equity securities of companies based outside of the U.S.

Income Funds Taxable

Pioneer America Income Trust Invests for high current income, consistent with preservation of capital, from securities issued by the U.S. government and its agencies.

Pioneer Bond Fund Invests for current income, consistent with preservation of capital, from a high-quality portfolio with at least 85% U.S. government securities and corporate bonds rated "A" or higher.

Pioneer Short-Term Income Trust Invests for high current income, consistent with relatively strong stability of principal, from high-quality, short-term debt securities; portfolio has an average maturity of three years or less.

Income Funds Tax-Exempt

Pioneer Intermediate Tax-Free Fund Invests for high current income, exempt from federal income taxes, from high-quality municipal bonds; portfolio has an average maturity of 10 years or less.

Pioneer Tax-Free Income Fund Invests for high current income, exempt from federal income taxes, consistent with preservation of capital, primarily from high-quality municipal bonds.

Money Market Fund

Pioneer Cash Reserves Fund Invests for high current income and preservation of capital from high-quality money market instruments issued by the U.S. government, corporations and banks.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM)for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.


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 Pioneer Funds Distributor, Inc.
 60 State Street                            1197 - 4586
 Boston, Massachusetts 02109            (C) Pioneer Funds Distributor, Inc.
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